UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):

April 25, 2018
____________________________________________________________

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1000
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

THERMO FISHER SCIENTIFIC INC.

This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investors” section of our Website under the heading “SEC Filings.” Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts as well as the possibility that expected benefits related to recent or pending acquisitions may not materialize as expected. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 2.02    Results of Operations and Financial Condition

On April 25, 2018, the Registrant announced its financial results for the fiscal quarter ended March 31, 2018. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information contained in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

The following Exhibit relating to Item 2.02 shall be deemed “furnished,” and not “filed”:

99.1    Press Release dated April 25, 2018

THERMO FISHER SCIENTIFIC INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	April 25, 2018	By:	/s/ Peter E. Hornstra
Peter E. Hornstra
Vice President and Chief Accounting Officer

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